================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 12, 2001




                               GTM Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   33-33263-NY
                            ------------------------
                            (Commission file number)


           Nevada                                          62-1407521
------------------------------                 ---------------------------------
 (State or other jurisdiction                  (IRS Employer Identification No.)
       of incorporation)


           Suite 12/F, Nam Kwong Building, Avenida Rodrigo Rodriques,
                              Macau S.A.R., China
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                011(853) 711-128
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      n.a.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Previously provided on Form 8-K on June 12, 2001.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Previously provided on Form 8-K on June 12, 2001.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Resignation of Independent Accounting Firm

     (i) Pritchett, Siler & Hardy, P.C., the Registrant's certifying accountant, resigned at the Registrant's request as the Registrant's auditor on August 20, 2001. Attached hereto as Exhibit 16.1 is the Registrant's certifying accountant's letter dated August 27, 2001 for their resignation as the Registrant's auditor.

     (ii) The certifying accountant's report on the financial statements for the fiscal year ending December 31, 2000 contained no adverse opinion, no disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope or accounting principals.

     (iii) The Board of Directors approved the change in auditor at its meeting on August 20, 2001.

     (iv) During the period from April 10, 2000 (date of the certifying accountant's hiring by the Registrant) to August 20, 2001, the Registrant had no disagreements with the certifying accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the certifying accountants, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

     (v)   Not applicable.

(b)  Engagement of New Independent Accountants

     On August 20, 2001, the Registrant's board of directors formally approved the engagement of Areson & Co. as its new certifying accountants (the "new accounting firm") to audit the Registrant's financial statements.

     The Registrant, during the last two fiscal years and subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

ITEM 5. OTHER EVENTS

Not applicable.


ITEM 6. RESIGNATIONS AND APPOINTMENT OF REGISTRANT'S DIRECTORS AND OFFICERS

     On August 20, 2001, Mr. Brian Murphy and Ms. Tam Mei I resigned their positions as Directors of the Registrant, and Mr. William A. Fisher was appointed as a Director of the Registrant. Mr. Murphy's and Ms. Tam Mei I's resignation were not due to any disagreement with the Registrant. Ms. Marian Yu Fisher remains as a Director of the Registrant.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired. Pursuant to Item 310(b)(2)(iv) of Regulation S-B, the required financial statements for the periods from January 1, 1999 to December 31, 1999, January 1, 2000 to December 31, 2000, and January 1, 2000 to June 12, 2000 (unaudited) and January 1, 2001 to June 12, 2001 (reflecting pro forma revenue, income from continuing operations, net income and income per share as though the transaction had occurred at the beginning of such interim periods) are provided in this Report.

     (b) Pro Forma Financial Information. Pursuant to Item 310(d)(2)(i) and
(ii) of Regulation S-B, the required condensed pro forma statements of income reflecting the combined operations of the entities for the period from January 1, 2000 to December 31, 2000 and January 1, 2001 to June 12, 2001 and pro forma balance sheets giving effect to the combination as of January 1, 2001 are provided in this Report.

     (c) Exhibits

         16.1 Letter from Pritchett, Siler & Hardy, P.C. re: Change in certifying accountant

         23.1 Consent of Independent Public Accountants


ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.


ITEM 9. REGULATION FD DISCLOSURE

Not applicable.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 27, 2001                      GTM HOLDINGS, INC.



                                             By: /s/ William A. Fisher
                                                --------------------------------
                                             Name: William A. Fisher
                                             Title: CEO and Director


                                             By: /s/ Marian Yu Fisher
                                                --------------------------------
                                             Name: Marian Yu Fisher
                                             Title: Director

        GTM HOLDINGS, INC.



        REPORT AND FINANCIAL STATEMENTS



        FOR THE YEARS ENDED
        DECEMBER 31, 1999 AND 2000 AND
        FOR THE PERIODS FROM
        JANUARY 1, 2000 TO JUNE 12, 2000 AND
        JANUARY 1, 2001 TO JUNE 12, 2001

GTM HOLDINGS, INC.

REPORT AND FINANCIAL STATEMENTS

FOR THE YEARS ENDED
DECEMBER 31, 1999 AND 2000 AND
FOR THE PERIODS FROM
JANUARY 1, 2000 TO JUNE 12, 2000 AND
JANUARY 1, 2001 TO JUNE 12, 2001




CONTENTS                                                             Pages
Report of Independent Public Accountants                               1


Consolidated Balance Sheets                                            2


Consolidated Statement of Operations                                   3


Consolidated Statements of Cash Flows                                  4


Consolidated Statements of Changes in Stockholders' Equity             5


Notes to Consolidated Financial Statements                          6 to 12

[ARESON & COMPANY LETTERHEAD]



GTM HOLDINGS, INC.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and the Board of Directors of GTM Holdings, Inc.:


We have audited the accompanying consolidated balance sheet of GTM Holdings, Inc., a company incorporated in the State of Nevada, United States of America ("the Company") and Subsidiary ("the Group") as of June 12, 2001 and the related consolidated statements of operations, cash flows and changes in stockholders' equity for the period from January 1, 2001 to June 12, 2001. The figures for the years ended December 31, 1999 and 2000 were audited by another firm of independent public accountants and those for the period from January 1, 2000 to June 12, 2000 are unaudited, all of which are included for comparative purposes only. These financial statements give retroactive effect, for the period from January 1, 2001 to June 12, 2001, to the acquisition of American Overseas Investment Company Limited as a reverse acquisition as described in Note 2 to the accompanying financial statements. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GTM Holdings, Inc. and Subsidiary as of June 12, 2001 and the results of their operations and cash flows for the period from January 1, 2001 to June 12, 2001 after giving retroactive effect to the acquisition of American Overseas Investment Company Limited as a reverse acquisition as described in Note 2 to the accompanying financial statements, in conformity with generally accepted accounting principles in the United States of America.






/s/ ARESON & COMPANY
-------------------------------
ARESON & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS
DATED August 27, 2001 HONG KONG

                        GTM HOLDINGS, INC. AND SUBSIDIARY
                        CONSOLIDATED BALANCE SHEETS AS OF
              DECEMBER 31, 1999 AND 2000 AND JUNE 12, 2000 AND 2001

                   (AMOUNTS EXPRESSED IN UNITED STATES DOLLARS)

                                                        As of December 31,          As of June 12,
                                                        ------------------     ----------------------
                                                 Notes      1999      2000            2000       2001
                                                                               (Unaudited)
                                                               $         $               $          $
ASSETS
Current assets:
Cash and bank deposits                                         -         -               -        456
Accounts receivable                                            -         -               -        740
Prepayments                                                    -         -               -         55
Deposits                                            5          -         -               -      6,592
Inventories                                         6          -         -               -     24,811
                                                        --------  --------      ----------  ---------

TOTAL CURRENT ASSETS                                           -         -               -     32,654
Furniture, fixtures, equipment and
 capital lease, net                                 7          -         -               -     70,134
Film library                                        8          -         -               -  4,048,000
                                                        --------  --------      ----------  ---------

TOTAL ASSETS                                                   -         -               -  4,150,788
                                                        ========  ========      ==========  =========
LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current liabilities:
Capital lease obligations, current portion          10         -         -               -      7,513
Other payable and accrued liabilities                     56,380     5,718               -     95,403
Due to a stockholder                                11         -         -               -    905,500
                                                        --------  --------      ----------  ---------

TOTAL CURRENT LIABILITIES                                 56,380     5,718               -  1,008,416
Capital lease obligations, non-current
 portion                                            10         -         -               -     18,151
                                                        --------  --------      ----------  ---------

TOTAL LIABILITIES                                         56,380     5,718               -  1,026,567
                                                        --------  --------      ----------  ---------
Stockholders' equity:
Common stock, par value                                      265     2,300           2,290     12,779
Additional paid-in capital                                77,206   120,847         108,831  3,252,868
Retained earnings (deficit)                             (133,851) (128,865)       (111,121)  (141,426)
                                                        --------  --------      ----------  ---------

TOTAL STOCKHOLDERS' EQUITY                                56,380    (5,718)              -  3,124,221
                                                        --------  --------      ----------  ---------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                                        -         -               -  4,150,788
                                                        ========  ========      ==========  =========

The notes on pages 6 through 12 are an integral part of these consolidated financial statements.

GTM HOLDINGS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 2000 AND
FOR THE PERIODS FROM
JANUARY 1, 2000 TO JUNE 12, 2000 AND
JANUARY 1, 2001 TO JUNE 12, 2001
(AMOUNTS EXPRESSED IN UNITED STATED DOLLARS)



                                                           Year ended               Period from
                                                           December 31,         January 1 to June 12,
                                                        -----------------      ----------------------
                                              Notes     1999         2000            2000        2001
                                                                               (Unaudited)
                                                           $            $               $           $
REVENUE                                                    -            -               -           -

General and administrative expenses                        -      (43,894)        (26,150)    (12,561)
                                                        ----    ---------      ----------   ---------

OPERATING LOSS                                             -      (43,894)        (26,150)    (12,561)

Gain on settlement of liabilities from
 operations of warranty services
 business of former subsidiary                             -       48,880          48,880           -
                                                        ----    ---------      ----------   ---------

NET INCOME (LOSS)                                          -        4,986          22,730     (12,561)
                                                        ====    =========      ==========   =========

EARNINGS (LOSS) PER COMMON SHARE                           -       0.0032          0.0159     (0.0038)
                                                        ====    =========      ==========   =========

WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING                                 -    1,561,812       1,425,738   3,284,081
                                                        ====   ===========     ==========   =========

The notes on pages 6 through 12 are an integral part of these consolidated financial statements.

GTM HOLDINGS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 2000 AND
FOR THE PERIODS FROM
JANUARY 1, 2000 TO JUNE 12, 2000 AND
JANUARY 1, 2001 TO JUNE 12, 2001
(AMOUNTS EXPRESSED IN UNITED STATED DOLLARS)



                                                                   Year ended                     Period from
                                                                  December 31,               January 1 to June 12,
                                                            -------------------------     -----------------------------
                                                                1999            2000             2000             2001
                                                                                          (Unaudited)
                                                                   $               $                $                $
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net income (loss)                                                  -           4,986           22,730          (12,561)
Adjustments to reconcile net income (loss) to
  net cash paid for operating activities:
   Non-cash expenses                                               -          44,890           33,650                -
Increase/(Decrease) in operating liabilities:
   Other payable and accrued liabilities                           -         (50,662)         (56,380)          12,561
                                                              ------         --------         --------      -----------

NET CASH PAID FOR OPERATING ACTIVITIES                             -            (786)               -                -
                                                              ------         --------         --------      -----------

CASH FLOWS FROM INVESTING
  ACTIVITIES
Purchase of subsidiary                                             -               -                -       (3,142,044)
                                                              ------         --------         --------      -----------

NET CASH USED IN INVESTING ACTIVITIES                              -               -                -       (3,142,044)
                                                              ------         --------         --------      -----------

CASH FLOWS FROM FINANCING
  ACTIVITIES
Issuance of shares                                                 -             786                -        3,142,500
                                                              ------         --------         --------      -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES                          -             786                -        3,142,500
                                                              ------         --------         --------      -----------

NET INCREASE IN CASH AND BANK DEPOSITS                             -               -                -              456


CASH AND BANK DEPOSITS AS OF BEGINNING
  OF YEAR/PERIOD                                                   -               -                -                -
                                                              ------         --------         --------      -----------
CASH AND BANK DEPOSITS AS OF END OF
  YEAR/PERIOD                                                      -               -                -              456
                                                              ======         ========         ========      ===========


The notes on pages 6 through 12 are an integral part of these consolidated financial statements.

GTM HOLDINGS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 2000 AND
FOR THE PERIODS FROM
JANUARY 1, 2000 TO JUNE 12, 2000 AND
JANUARY 1, 2001 TO JUNE 12, 2001
(AMOUNTS EXPRESSED IN UNITED STATED DOLLARS)


                                                   Common stock               Capital in                      Retained
                                              -------------------------        excess of      Treasury        earnings
                                              Number of          Amount        par value         stock       (deficit)
                                                 shares               $                $             $               $
Balance as of December 31, 1998               2,729,715           2,730           83,338        (8,597)       (133,851)

Cancellation of treasury stock on
  December 31, 1999                          (2,464,829)         (2,465)          (6,132)        8,597               -
Net income for the year ended
  December 31, 1999                                   -               -                -             -               -
                                             -----------         -------       ----------      -------        ---------
Balance as of December 31, 1999                 264,886             265           77,206             -        (133,851)

2,000,000 shares of common
  stock issued for debt relief
  at $0.023 per share, May 2000               2,000,000           2,000           42,890             -               -
25,000 shares of common stock
  issued for services rendered at
  $0.023 per share, June 2000                    25,000              25              537             -               -
10,000 shares of common stock
  issued for services rendered at
  $0.023 per share, July 2000                    10,000              10              214             -               -
Net income for the year ended
  December 31, 2000                                   -               -                -             -           4,986
                                             -----------         -------       ----------      -------        ---------
Balance as of December 31, 2000               2,299,886           2,300          120,847             -        (128,865)

Cancellation of common stock
  on June 12, 2001                           (2,009,219)         (2,009)           2,009             -               -
3,488,004 shares of common
  stock at $0.001 per share
  to the existing stockholders
  on June 12, 2001                            3,488,004           3,488           (3,488)            -               -
9,000,004 shares of common
  issued for acquisition of
  subsidiary at $0.001 per share
  on June 12, 2001                            9,000,004           9,000        3,133,500             -               -
Net loss for the period from
  January 1, 2001 to
  June 12, 2001                                       -               -                -             -         (12,561)
                                             -----------         -------       ----------      -------        ---------
Balance as of June 12, 2001                  12,778,675          12,779        3,252,868             -        (141,426)
                                             ===========         =======       ==========      =======        =========
Balance as of June 12, 2000
  (Unaudited)                                 2,299,886           2,290          108,831             -        (111,121)
                                             ===========         =======       ==========      =======        =========

The notes on pages 6 through 12 are an integral part of these consolidated financial statements.

GTM HOLDINGS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(AMOUNTS EXPRESSED IN UNITED STATES DOLLARS)


1    ORGANIZATION AND PRINCIPAL ACTIVITIES

     On May 25, 2001, GTM Holdings, Inc ("the Company") signed an agreement which became effective on June 12, 2001 to acquire 100% of the issued and outstanding shares of American Overseas Investment Company Limited ("AOI"), a Macau company incorporated on May 23, 2001. As part of that agreement AOI has given an affadavit to the company that it has a net worth in excess of $3,000,000.

     In connection therewith, the company effected the issuance of 9,000,004 shares of its common stock equally to the former shareholders of AOI, Mr. William A. Fisher and Mrs. Marian Yu Fisher which represent approximately 70.4% of the issued and outstanding stock of the Company immediately following the acquisition, after giving effect to the Company's share distribution pursuant to which the stockholders of the Company received 12 shares of common stock for each share outstanding on June 12, 2001. AOI has acquired certain contractual rights, and is in the final stages of expending these rights to Satellite transmission on Macau Travel Channel for onward distribution into the People's Republic of China. The company is in the beginning stage of producing and airing home shopping program on Satellite Sun Television in China, Hong Kong, and South East Asia. On May 23, 2001, AOI purchased for cash $77,124, which is included in accounts payable, all of the assets of China Communications Network, a company with complimentary business activities. On May 25, 2001, AOI also purchased a film library from Mr. William A. Fisher for cash $918,000 and for shares already issued valued at $3,130,000.

     GTM Holdings, Inc. has its headquarters in Macau and has representative offices in Hong Kong and the People's Republic of China.


2    BASIS OF PRESENTATION

     The acquisition of AOI, by the Company on June 12, 2001, has been treated as reverse acquisition since AOI is the continuing operating entity as a result of the stock-for-stock merger transaction as described in Note 1 above. On this basis, the historical financial statements prior to June 12, 2001 represent the consolidated financial statements of AOI.

     The unaudited financial statements for the period from January 1, 2000 to June 12, 2000 are presented for comparative purposes only.

GTM HOLDINGS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(AMOUNTS EXPRESSED IN UNITED STATES DOLLARS)


3    SUBSIDIARY

     Details of the Company's subsidiary as of June 12, 2001 were as follows:


                                                           Percentage of
                                       Place of            equity interest
      Name                             incorporation       held                   Principal ctivities
      ----                             -------------       ---------------        -------------------
      American Overseas                Macau               100%                   In the beginning stage
       Investment Company                                                         of producing and
       Limited                                                                    airing home shopping
                                                                                  program


4    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and its subsidiary. All material intercompany transactions and balances within the Group have been eliminated on consolidation.

     INVENTORIES

     Inventories are stated at the lower of cost, on a first-in and first-out basis, and market value.

     FURNITURE, FIXTURES, EQUIPMENT AND CAPITAL LEASES

     Furniture, fixtures, equipment and capital leases are recorded at cost. Gains or losses on disposals are reflected in current operations. Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets from three to five years. All ordinary repair and maintenance costs are expenses as incurred.

     FILM LIBRARY

     The film library is stated at cost. In the opinion of directors the value of the library does not depreciate since the individual films are reused in the business for many years, therefore no amortization has been provided. When an item is considered beyond its useful life, it is written off.

GTM HOLDINGS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(AMOUNTS EXPRESSED IN UNITED STATES DOLLARS)


4      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

       INCOME TAXES

       The group accounts for income tax under the provisions of Statement of Financial Accounting Standards No.109, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income taxes are provided using the liability method. Under the liability method, deferred income taxes are recognized for all significant temporary differences between the tax and financial statements bases of assets and liabilities.

       OPERATING LEASES

       Operating leases represent those leases under which substantially all the risks and rewards of ownership of the leased assets remain with the lessors. Rental payments under operating leases are charged to expenses on the straight-line basis over the period of the relevant leases.

       FOREIGN CURRENCY TRANSACTIONS

       Transactions in foreign currencies are recorded at the applicable exchange rates ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable exchange rates ruling at that date. Exchange differences are included in the results of operations.

       The translation of the financial statements of subsidiary into United States dollars is performed for the balance sheet accounts using the closing exchange rate in effect at the balance sheet dates and for revenue and expenses accounts using an average exchange rate during each reporting period. The gains or losses resulting from translation are included in stockholders' equity separately as cumulative transaction adjustments.

       EARNINGS (LOSS) PER COMMON SHARE

       Earning (Loss) per common share is computed in accordance with Statement of Financial Accounting Standards No.128 by dividing net income (loss) for each year/period by the weighted average number of shares of common stock outstanding during the years/periods.

       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

GTM HOLDINGS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(AMOUNTS EXPRESSED IN UNITED STATES DOLLARS)

                                                 As of December 31,              As of June 12,
                                                 ------------------              --------------
                                                 1999          2000            2000           2001
                                                 ----          ----            ----           ----
                                                                        (Unaudited)
                                                    $             $               $              $

5      DEPOSITS

       Deposits comprised:

       Rental and utility deposits                  -             -               -          6,529
       Others                                       -             -               -             63
                                                 ----          ----            ----         ------

                                                    -             -               -          6,592
                                                 ====          ====            ====         ======


6      INVENTORIES

       Merchandise                                  -             -               -         24,811
                                                 ====          ====            ====         ======


7      FURNITURE, FIXTURES, EQUIPMENT AND CAPITAL LEASE

       Furniture, fixtures, equipment and capital lease comprised:

                                                    As of December 31,            As of June 12,
                                                    ------------------            --------------
                                                    1999         2000           2000         2001
                                                    ----         ----           ----         ----
                                                                         (Unaudited)
                                                       $            $              $            $

       Furniture, fixtures and equipment:
       Furniture and fixtures                          -            -              -       19,399
       Office equipment                                -            -              -       10,462
       Leasehold improvements                          -            -              -        5,519

       Capital leases:
       Motor vehicle                                   -            -              -       34,754
                                                    ----         ----           ----       ------
       Total cost                                      -            -              -       70,134
       Less: Accumulated depreciation                  -            -              -            -
                                                    ----         ----           ----       ------
                                                       -            -              -       70,134
                                                    ====         ====           ====       ======

GTM HOLDINGS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(AMOUNTS EXPRESSED IN UNITED STATES DOLLARS)


8      FILM LIBRARY

                                                  As of December 31,            As of June 12,
                                                  ------------------          -------------------
                                                  1999         2000           2000           2001
                                                  ----         ----           ----           ----
                                                                       (Unaudited)
                                                     $            $              $              $

       Film library comprised:
       Informercials                                 -            -              -      2,698,000
       Color and B Roll                              -            -              -        100,000
       Primetime Series                              -            -              -      1,250,000
                                                  ----         ----           ----      ---------
       Total cost                                    -            -              -      4,048,000
       Less: Accumulated amortization                -            -              -              -
                                                  ----         ----           ----      ---------
                                                     -            -              -      4,048,000
                                                  ====         ====           ====      =========

       This film library was wholly purchased from Mr. William A. Fisher, a stockholder of the Company.


9      INCOME TAXES

       The Company and its subsidiary are subject to income taxes on an equity basis on income arising in or derived from the tax jurisdiction in which they operate.

       No provision for income taxes has been made as the Group had no assessable income subjected to income taxes for the relevant years/periods.

       No deferred income taxes has been provided for as there was no timing differences for the relevant years/periods.

GTM HOLDINGS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(AMOUNTS EXPRESSED IN UNITED STATES DOLLARS)


10     CAPITAL LEASE OBLIGATIONS

       Future minimum lease payments under capital lease, together with the present value of the minimum lease payments, are as follows:


                                               As of December 31,               As of June 12,
                                               ------------------            -------------------
                                               1999          2000            2000           2001
                                               ----          ----            ----           ----
                                                                      (Unaudited)
                                                  $             $               $              $

       Payable:
       Within one year                            -             -               -         10,978
       In the second year                         -             -               -         10,134
       In the third to fourth years,
         inclusive                                -             -               -         10,978
                                               ----          ----            ----         ------
                                                  -             -               -         32,090
       Less: Imputed interest                     -             -               -         (6,426)
                                               ----          ----            ----         ------
                                                  -             -               -         25,664
       Less: Current portion                      -             -               -         (7,513)
                                               ----          ----            ----         ------
       Non-current portion                        -             -               -         18,151
                                               ====          ====            ====         ======


11     DUE TO A STOCKHOLDER

       The amount due to Mr. William A. Fisher is unsecured, non-interest bearing and without predetermined repayment terms.


12     OPERATING LEASE COMMITMENTS

       Future minimum rental payments under non-cancellable operating lease in respect of land and buildings are as follows:

                                                 As of December 31,              As of June 12,
                                                 ------------------           -------------------
                                                 1999         2000            2000           2001
                                                 ----         ----            ----           ----
                                                                       (Unaudited)
                                                    $            $               $              $
       Payable:
       Within one year                              -            -               -         25,713
       In the second year                           -            -               -          4,285
                                                 ----         ----            ----         ------
                                                    -            -               -         29,998
                                                 ====         ====            ====         ======

GTM HOLDINGS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(AMOUNTS EXPRESSED IN UNITED STATES DOLLARS)


13     SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

       Supplemental disclosure of investing activities:

       During the period from January 1 2001, to June 12, 2001, the Group entered into capital lease arrangements to purchase a motor vehicle with a capital value of $25,664.